PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
PRIAC VARIABLE CONTRACT ACCOUNT A
Prudential Retirement Security Annuity III
Supplement to Prospectus Dated May 1, 2018

Supplement dated July 6, 2018

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update the total annual underlying mutual fund operating expense associated with the PGIM Balanced Fund, effective July 1, 2018.

PROSPECTUS CHANGES

1.	Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled, “Summary of Contract Expenses” we are replacing the tables entitled “Total Annual Underlying Mutual Fund Operating Expenses” and “Underlying Mutual Fund Portfolio Annual Expenses” with the following:

	Minimum	Maximum
Total Annual Underlying Mutual Fund Operating Expenses	0.87%	0.90%

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Annual Portfolio Operating Expenses
PGIM Balanced Fund (Class Z) [6]	0.65%	0.22%	0.00%	0.87%
PGIM 60/40 Allocation Fund (Class R6) [7]	0.02%	0.50%	0.38%	0.90%

6    The manager has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class R shares and 0.65% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.
7    The manager has contractually agreed, through November 30, 2018, to limit total annual Fund operating expenses after fee waivers and/or reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2018 without the prior approval of the fund’s Board of Trustees.

2018-PROSUPP-1-PRSA III

2.	Part I – Summary – Prudential Retirement Security Annuity III Prospectus

Under the sub-section entitled, “Summary for Section 1-10” we are replacing the language under the “Funds Expenses” section of “Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III” with the following:

Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds’ assets. For 2017, the fees for these funds ranged from 0.87% to 0.90% annually. For certain funds, expenses may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

3.	Part II – Sections 1-10, Prudential Retirement Security Annuity III Prospectus, Section 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity III?

We are replacing the sub-section entitled “Underlying Mutual Fund Fees” with the following:

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. For the fiscal year ended September 30, 2017, without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund (prior to June 11, 2018, the PGIM Balanced Fund was known as the Prudential Balanced Fund) was 0.87% annually. The total fees and operating expenses for the PGIM 60/40 Allocation Fund (prior to June 11, 2018, the PGIM 60/40 Allocation Fund was known as the Prudential 60/40 Allocation Fund), without regard to expense caps, is not yet available because the fund is new and has not had a full fiscal year. For additional information about fund fees, please consult the fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2018-PROSUPP-1-PRSA III